UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! WALGREENS BOOTS ALLIANCE, INC. 2022 Annual Meeting Vote by January 26, 2022 11:59 PM ET
108 WILMOT ROAD DEERFIELD, IL 60015

D62642-P62110

You invested in WALGREENS BOOTS ALLIANCE, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 27, 2022.

Get informed before you vote
View the Notice of Annual Meeting and Proxy Statement and fiscal 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Stockholder Meeting Registration
In order to attend the meeting, you must obtain an admission ticket by registering no later than January 20, 2022. Click the “Register for Meeting” link at www.proxyvote.com to register. If you do not have internet access, you can register by calling 1-844-318-0137.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* January 27, 2022 8:30 AM, Central Time
Four Seasons Hotel 120 East Delaware Place Chicago, Illinois 60611

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
Company Proposals
1.	Election of 10 Directors Named in the Proxy Statement:
Nominees:
1a.	Janice M. Babiak
1b.	David J. Brailer	For
1c.	Rosalind G. Brewer	For
1d.	William C. Foote	For
1e.	Ginger L. Graham	For
1f.	Valerie B. Jarrett	For
1g.	John A. Lederer	For
1h.	Dominic P. Murphy	For
1i.	Stefano Pessina	For
1j.	Nancy M. Schlichting	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2022.	For
Stockholder Proposals
4.	Stockholder proposal requesting conversion to a Public Benefit Corporation.	Against
5.	Stockholder proposal to reduce the ownership threshold for calling special meetings of stockholders.	Against
6.	Stockholder proposal requesting report on public health costs due to tobacco product sales and the impact on overall market returns.	Against
NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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